SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2003

Date of Earliest Event Reported: January 30, 2003

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

230 Half Mile Road Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 933-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits
Exhibit	Description
99.2	Investor Presentation made January 30, 2003

Item 9.	Regulation FD Disclosure
On January 30, 2003, the registrant made the investor presentation furnished in Exhibit 99.2 as part of its earnings release webcast. The foregoing shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Exhibit	Description
99.2	Investor Presentation made January 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated: January 31, 2003

MILLENNIUM CHEMICALS INC.
By: /C. William Carmean/
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit 99.2	Description Investor Presentation January 30, 2003